

Citigroup Global Property CEO Conference

Essex Property Trust, Inc.

March 2-5, 2008



Forward-Looking Statements

Safe Harbor Statement
Under The Private Securities Litigation Reform Act Of 1995:

This presentation includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995, including statements about growth in dividends and safety of said dividends, the Company's 2007 business plan, its projections regarding internal growth, external growth and redevelopment, development and its strategy and projections regarding the growth in its various markets. The Company's actual results may differ materially from those projected in such forward-looking statements due to various factors, including, but not limited to, changes in economic conditions and market demand for rental units, the impact of competition and competitive pricing, unexpected delays in the development and leasing of development and redevelopment projects, and the other risks detailed in the Company's Securities and Exchange Commission filings.

Property Shown on Cover Page – Canyon Oaks, San Ramon, CA

About Essex *(NYSE:ESS)*

- Founded in 1971 by George Marcus
- IPO in 1994 at share price of $19.50 – Share price now exceeds $100
- Increased total market capitalization from $250 million to $4.6 billion
- Experienced management team with proven track record
- West Coast focus on supply-constrained markets
- 14 consecutive years of dividend growth
- One of the highest 10-year total returns in the multifamily sector
- Reported annual same-store NOI growth in excess of the industry average 8 out of the last 10 years

West Coast Focus

- Focus on supply-constrained, West Coast markets proves successful in economic downturn
- Proven research-based model guides investment decisions
- Portfolio is well positioned to maintain performance through the next several years
- 2007 year-end same-store occupancy average – 95.9%



Seattle Metro 21%
SF Bay Area 29%
Southern California 49%

Total Units – 26,963*

Southern California	13,205 units
San Francisco Bay Area	7,936 units
Seattle Metropolitan Area	5,520 units

**Represents 302 units (1%) in other areas*

Disciplined Strategy

- Focus on economic research
- Invest in the right markets and right communities
- Acquire communities that will increase FFO and NAV on a per share basis and improve the growth rate
- Create value through development by active involvement in entitlements
- Increase ROIC by redevelopment of best located assets
- Match capital sources to investments – Joint Ventures, Fund business, Balance Sheet
- Actively upgrade portfolio through high-yielding redevelopment activities
- Investment in technology to constantly improve operating platform
- Maintain a strong balance sheet to ensure long term success

Research Model



Supply/Demand Fundamentals
• New construction
• Job Growth
• Population Growth
• Household Growth
• Income Growth
• Single Family Affordability
Change in Occupancy
Essex Model Estimates Future Excess Supply/Demand
Current Market Conditions
Apply Changes to Current Conditions
Future Rents / Occupancy
Submarket Projection
Ranking of 27 Submarkets determines allocation of investment capital
• Dispositions
• Acquisitions
• Development
• Redevelopment

Seattle Metro



Growth: Jobs vs. Total Residential Supply
6%
4%
2%
0%
-2%
-4%
-6%
'94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08e '09f
Jobs
Supply
Pop



Average Rent as a % of Median Household Income
$80
$70
$60
$50
$40
$30
$20
$10
$0
20.0%
17.5%
15.0%
12.5%
10.0%
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08e '09f
Median Income (000's)
Rent as % Income
Avg. % Value 1990-'07

Forecast

Supply (as a % of stock)	2008	2009
Single Family:	1.2% (8,000)	1.1% (7,500)
Multifamily:	1.2% (4,500)	1.3% (5,000)
Total New Supply:	1.2% (12,500)	1.2% (12,500)

Demand (Dec. '08 vs. Dec. '07)

Number of New Jobs: 28,000

Job Growth: 1.9%

Estimated Year-over-Year Rent Growth

7.0%

Estimated Year-End Occupancy

96%



3 Bedroom Rent vs. Median Monthly Home Payment
$3,000
$2,500
$2,000
$1,500
$1,000
$500
100%
80%
60%
40%
20%
0%
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08e '09f
Monthly PITI
Rent
Ratio

Northern California


Growth: Jobs vs. Total Residential Supply
6%
4%
2%
0%
-2%
-4%
-6%
-8%
'94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08e '09f
Jobs
Supply
Pop


Average Rent as a % of Median Household Income
$100
$90
$80
$70
$60
$50
$40
$30
$20
30.0%
27.5%
25.0%
22.5%
20.0%
17.5%
15.0%
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08e '09f
Median Income (000's)
Rent as % Income
Avg. % Value 1990-'07

	Forecast	
Supply (as a % of stock)	**2008**	**2009**
Single Family:	0.4% (5,800)	0.4% (5,200)
Multifamily:	0.8% (7,200)	0.8% (6,600)
Total New Supply:	0.6% (13,000)	0.6% (13,800)

Demand (Dec. '08 vs. Dec. '07)

Number of New Jobs:	38,000
Job Growth:	1.3%

Estimated Year-over-Year Rent Growth
5.5%

Estimated Year-End Occupancy
96%


3 Bedroom Rent vs. Median Monthly Home Payment
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08e '09f
Monthly PITI
Rent
Ratio

Southern California



Growth: Jobs vs. Total Residential Supply
4%
3%
2%
1%
0%
-1%
-2%
'94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08e '09f
Jobs
Supply
Pop



Average Rent as a % of Median Household Income
$70
$60
$50
$40
$30
$20
25.0%
22.5%
20.0%
17.5%
15.0%
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08e '09f
Median Income (000's)
Rent as % Income
Avg. % Value 1990-'07

Forecast		
Supply (as a % of stock)	**2008**	**2009**
Single Family:	0.4% (12,200)	0.3% (11,700)
Multifamily:	0.7% (15,600)	0.6% (13,500)
Total New Supply:	0.6% (28,100)	0.4% (25,200)
Demand (Dec. '08 vs. Dec. '07)		
Number of New Jobs:	40,000	
Job Growth:	0.5%	
Estimated Year-over-Year Rent Growth		
2.5%		
Estimated Year-End Occupancy		
95%		



3 Bedroom Rent vs. Median Monthly Home Payment
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
120%
100%
80%
60%
40%
20%
0%
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08e '09f
Monthly PITI
Rent
Ratio

2007 – Year In Review

<u>Financial Highlights</u> *(12/31/2007 vs. 12/31/2006)*

- FFO Increased 11.2% to $5.58 per diluted share
- Same Property Average Revenue increased 6.5%
- Same Property Average NOI increased 7.9%
- Same property Average Financial Occupancy 95.9%
- Stock reached an all time high of $148
- Market Capitalization reached $5 billion

2007 – Year In Review

Operational Highlights

- Acquired 9 communities for $350.4 million
- Sale of City Heights in Los Angeles for $120 million
- Exited Portland Metro – Sold 4 properties for $97.5 million
- Invested $45 million in redevelopment, exceeding our $35 million goal
- Invested $170 million in development projects.
- Converted approximately 50% of our properties to Yardi operating platform

2007 Acquisitions Activity



Mill Creek – San Ramon, CA
400 Apartment Homes
$100.5 million



Canyon Oaks – San Ramon, CA
250 Apartment Homes
$64.3 million



The Cairns – Seattle, WA
100 Apartment Homes
$28.1 million



Harvest Park – Santa Rosa, CA
104 Apartment Homes
$22.5 million



Cardiff by the Sea – San Diego, CA
300 Apartment Homes
$72.0 million



Magnolia Lane/Thomas Jefferson – Sunnyvale, CA
188 Apartment Homes
$33.4 million

2007 Development Activity

- Substantially completed two projects - Belmont Station and Eastlake 2851



Belmont Station - Los Angeles, CA
275 units
$71.1 million
To be Completed: May 2008



Eastlake 2851 on Lake Union - Seattle, WA (Fund II)
127 units (9,330 sf of retail space)
$35.4 million
To be Completed: April 2008



The Grand - Oakland, CA
238 units (7,800 sf of retail space)
$96.2 million
To be Completed: December 2008

2007 Redevelopment Activity


Before

Bridgeport - Newark, CA

184 units

$4.6 million

Estimated Return – 10%


After


Before

Boulevard – Fremont, CA

172 units

$5.8 million

Estimated Return – 10%


After

2008 Goals

- 7.5% annual FFO per share growth expected to outperform multifamily peers
- $100 million in acquisitions
  - Financed through dispositions or joint venture capital
  - Concentration on Northern California and Seattle
- $200 million incurred in development costs
  - Includes $50 million in Fund II
  - Two projects achieve stabilization – Eastlake and Belmont Station
- $30 million invested in redevelopment initiatives
  - Continue to seek revenue generating initiatives at the property level

Solid Balance Sheet



Total Market Capitalization - $4.6 million
Common Stock
$2,682 million
58%
Debt
$1,658 million
36%
Preferred Equity
$305 million
6%
Debt
Fixed Rate – Secured
$1,030 million
62%
Lines of Credit – Secured
$100 million
6%
Exch. Bonds
$225 million
14%
Tax Exempt Variable
$233 million
14%
Lines of Credit – Unsecured
$69 million
4%

Dividend and FFO Growth

- Conservative dividend payout ratio



7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
$1.98
$2.23
$2.52
$2.83
$3.24
$3.86
$4.14
$4.36
$4.09
$4.49
$4.48
$5.01
$5.58
EST
$6.00
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
FFO Per Share
Dividends Per Share

Investment Considerations



Experienced Management Team
Solid Balance Sheet
Balance of external / internal growth options
Varying Sources of Capital
*Essex has achieved a 10 year total return of 383%
Supply-constrained market focus
Proven market strategy
Low leverage
Consistent Dividend Increases

*Source – *SNL Financial* as of 1/30/08 - $100 investment with all dividends reinvested